UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2006

STARTEK, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-12793	84-1370538

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
44 Cook Street Suite 400, Denver, Colorado 80206

(Address of principal executive offices; zip code)
Registrant’s telephone number, including area code: (303) 399-2400

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On December 18, 2006, Rodd E. Granger, Executive Vice President and Chief Financial Officer of StarTek, Inc., informed StarTek, Inc. (the Company) and its Board of Directors of his intention to resign from all of his duties at the Company effective December 29, 2006. Steven D. Butler, the Company’s President and Chief Executive Officer, will serve as Executive Vice President and Chief Financial Officer on an interim basis in addition to his permanent duties. The Company has initiated a search for a successor to Mr. Granger.
SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.
Date: December 22, 2006	By:	/s/ Steven D. Butler
President and Chief Executive Officer
StarTek, Inc.